UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 15, 2011

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CLEAR CHANNEL COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)
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Texas	001-09645	74-1787539
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Basse Road
San Antonio, Texas 78209
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

Purchase Agreement

On February 15, 2011, Clear Channel Communications, Inc. (“CCU”) entered into a Purchase Agreement (the “Purchase Agreement”), by and among CCU, CCU’s parent, Clear Channel Capital I, LLC, certain subsidiary guarantors named therein (collectively, the “Guarantors”), and Goldman, Sachs & Co. and Citigroup Global Markets Inc., as representatives of the several initial purchasers, relating to the issuance and sale of $1,000,000,000 in aggregate principal amount of CCU’s 9.0% Priority Guarantee Notes due 2021 (the “Notes”).

The Notes will be fully and unconditionally guaranteed, jointly and severally, on a senior basis by CCU’s parent, Clear Channel Capital I, LLC, and all of CCU’s existing and future domestic wholly-owned restricted subsidiaries.  The Notes and the related guarantees will be secured by (1) a lien on (a) the capital stock of CCU and (b) certain property and related assets that do not constitute “principal property” (as defined in the indenture governing certain existing senior notes of CCU), in each case equal in priority to the liens securing the obligations under CCU’s senior secured credit facilities and (2) a lien on the accounts receivable and related assets securing CCU’s receivables based credit facility junior in priority to the lien securing CCU’s obligations thereunder.

The Notes will be offered and sold only to qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Act”) and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Act.

The Purchase Agreement under which the Notes will be sold by CCU contains customary representations, warranties and agreements by CCU and the Guarantors, and customary conditions to closing, indemnification obligations of CCU and the Guarantors, including for liabilities under the Act, other obligations of the parties and termination provisions.

Amendment Agreements

On February 15, 2011, CCU entered into agreements to amend its senior secured credit facilities and its receivables based credit facility (the “Amendments”) that, among other things, permit CCU to request future extensions of the maturities of its senior secured credit facilities, provide CCU with greater flexibility in the use of its accordion provisions, provide CCU with greater flexibility to incur new debt, provided that such new debt is used to pay down senior secured credit facility indebtedness, and provide greater flexibility for CCU’s indirect subsidiary Clear Channel Outdoor Holdings, Inc. and its subsidiaries to incur new debt (provided the incurrence of that new debt is otherwise permitted to be incurred by such subsidiaries).

The Amendments have been fully executed by CCU and the holders of a majority of the outstanding commitments under each of the facilities.  The Amendments will become fully effective upon (in addition to other customary closing conditions) the payment of amendment fees, the reduction of revolving credit commitments under CCU's receivables based credit facility and the prepayment of $500 million of indebtedness under CCU's senior secured credit facilities, which CCU is financing through the issuance of the Notes.

The foregoing is only a summary of the material terms of the Amendments and does not purport to be complete, and is qualified in its entirety by reference to the Amendments, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 8.01                      Other Events

On February 16, 2011, CCU issued a press release that publicly announced the Amendments. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 attached hereto and is incorporated by reference herein.

On February 16, 2011, CCU announced the pricing of its previously announced offering of $1,000,000,000 aggregate principal amount (increased from $750,000,000) of 9.0% Priority Guarantee Notes due 2021.  A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.2 attached hereto and is incorporated by reference herein.

This Current Report on Form 8-K and the statements contained in Exhibits 99.1 and 99.2 do not and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits
10.1
Amendment and Restatement Agreement, dated as of February 15, 2011, to the Credit Agreement, dated as of May 13, 2008, among Clear Channel Communications, Inc., Clear Channel Capital I, LLC, the subsidiary co-borrowers and foreign subsidiary borrowers named therein, Citibank, N.A., as Administrative Agent, the lenders from time to time party thereto and the other agents party thereto

10.2
Amendment No. 3, dated as of February 15, 2011, to the Credit Agreement, dated as of May 13, 2008, by and among Clear Channel Communications, Inc., the subsidiary co-borrowers party thereto, Clear Channel Capital I, LLC, the lenders party thereto, Citibank, N.A., as Administrative Agent, and the other agents party thereto

	99.1	Press Release of Clear Channel Communications, Inc. dated February 16, 2011 Announcing its Entry into Agreements to Amend its Credit Facilities
	99.2	Press Release of Clear Channel Communications, Inc. dated February 16, 2011 Announcing the Pricing of its Priority Guarantee Notes Offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.

Date: February 18, 2011	By:	/s/ Scott D. Hamilton
Scott D. Hamilton
Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
10.1
Amendment and Restatement Agreement, dated as of February 15, 2011, to the Credit Agreement, dated as of May 13, 2008, among Clear Channel Communications, Inc., Clear Channel Capital I, LLC, the subsidiary co-borrowers and foreign subsidiary borrowers named therein, Citibank, N.A., as Administrative Agent, the lenders from time to time party thereto and the other agents party thereto

10.2
Amendment No. 3, dated as of February 15, 2011, to the Credit Agreement, dated as of May 13, 2008, by and among Clear Channel Communications, Inc., the subsidiary co-borrowers party thereto, Clear Channel Capital I, LLC, the lenders party thereto, Citibank, N.A., as Administrative Agent, and the other agents party thereto

99.1	Press Release of Clear Channel Communications, Inc. dated February 16, 2011 Announcing its Entry into Agreements to Amend its Credit Facilities
99.2	Press Release of Clear Channel Communications, Inc. dated February 16, 2011 Announcing the Pricing of its Priority Guarantee Notes Offering